UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 19, 2022 (August 18, 2022)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01) Rights to Purchase Series A Junior Participating Preferred Stock (Par Value $0.01)	CBRL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2022, Cracker Barrel Old Country Store, Inc. (the “Company”) received notice that Kara Jacobs, the Company’s Vice President, Corporate Controller and Principal Accounting Officer, will resign effective October 1, 2022 (the “Separation Date”), to pursue another professional opportunity. Ms. Jacobs will remain in her current position to assist with the transition of her responsibilities until the Separation Date.

The Company announced that Craig Pommells, the Company’s current Chief Financial Officer, will serve as interim Principal Accounting Officer, effective as of the Separation Date. Mr. Pommells, age 47, joined the Company in December 2021 as its Senior Vice President and Chief Financial Officer. Mr. Pommells has more than 20 years of experience in the restaurant industry. His most recent role, prior to joining the Company, was the Executive Vice President and Chief Financial Officer of Red Lobster. Prior to Red Lobster, he spent more than 10 years with Darden Restaurants in various finance and business analytics roles. Mr. Pommells has no family relationships that would require disclosure under Item 401(d) of Regulation S-K in this Current Report on Form 8-K, and he is not a party to any material plan, contract or arrangement with the Company other than those generally available to all Senior Vice President-level officers of the Company and as disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 8, 2021. Mr. Pommells neither is a party to nor has any direct or indirect material interest in any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 19, 2022	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Richard M. Wolfson
	Name:	Richard M. Wolfson
	Title:	Senior Vice President, General Counsel and Corporate Secretary